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                                                                    EXHIBIT 10.7

                             LEARNING VENTURES, INC.
                             1993 STOCK OPTION PLAN

            1. Purpose of the Plan.

            This Plan shall be known as the "Learning Ventures, Inc. 1993 Stock Option Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Learning Ventures, Inc., a Minnesota corporation (the "Company") and its subsidiaries, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

            2. Stock Subject to the Plan.

            Subject to the provisions of section 12, the shares of stock to be subject to options under the Plan shall be shares of the Company's authorized common stock. Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to the adjustment as provided in section 12, the maximum number of shares on which options may be exercised under this Plan shall be 1,487,500 shares. If an option under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options thereafter granted during the term of the Plan.

            3. Administration of Plan.

            (a) The Plan shall be administered by the Board of Directors of the Company or a committee of two or more directors of the Company. The members of such committee shall be appointed by and serve at the pleasure of the Board of Directors. The group administering the Plan shall be referred to herein as the "Committee. "

            (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of this Plan, (i) to determine the purchase price of the common shares covered by each option, (ii) to determine the employees to whom and the time or times at which such options shall be granted and the number of shares to be subject to each option, (iii) to determine the terms of exercise of each option, (iv) to accelerate the time at which all or any part of an option may be exercised, (v) to amend or modify the terms of any option with the consent of the optionee, (vi) to interpret the Plan, (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, (viii) to determine the terms and provisions of each option agreement under this Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (ix) to make all other

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determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under section 13 to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

            (c) The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The granting of an option pursuant to the Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company and the employee to whom such right is granted. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

            4. Eligibility.

            Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "subsidiaries"). Members of the Board of Directors of the Company, consultants or independent contractors providing valuable services to the Company or one of its subsidiaries who are not also employees thereof shall be eligible to receive options which do not qualify as Incentive Stock Options. In determining the persons to whom options shall be granted and the number of shares subject to each option, the Committee may take into account the nature of services rendered by the respective employees, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in section 422 of the Code of his employer corporation and its parent and subsidiary corporations described in section 424(e) or 424(f) of the Code) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options.

            5. Price.

            The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of shares of the Company's common stock at the date of granting of such option. The option price for options granted under the Plan which do not qualify as

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Incentive Stock Options shall also be determined by the Committee. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Company's common stock shall be as reasonably determined by the Committee. If on the date of grant of any option granted under the Plan, the common stock of the Company is not publicly traded, the Committee shall make a good faith attempt to satisfy the option price requirement of this section 5 and in connection therewith shall take such action as it deems necessary or advisable.

            6. Term.

            Each option and all rights and obligations thereunder shall, subject to the provisions of section 9, expire on the date determined by the Committee and specified in the option agreement. The Committee shall be under no duty to provide terms of like duration for options granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of granting of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen
(15) years from the date of granting of such option.

            7. Exercise of Option.

            (a) The Committee shall have full and complete authority to determine, subject to section 9, whether the option will be exercisable in full at any time or from time to time during the term of the option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the option as the Committee may determine.

            (b) The exercise of any option granted hereunder shall only be effective at such time that the sale of common stock pursuant to such exercise will not violate any state or federal securities or other laws.

            (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company either in cash (including check, bank draft or money order), or, at the discretion of the Committee, (i) by delivering certificates for shares of the Company's common stock already owned by the optionee having a fair market value equal to the full purchase price of the shares, or (ii) a combination of cash and such shares; provided, however, that an optionee shall not be entitled to tender shares of the Company's common stock pursuant to successive, substantially simultaneous exercises of options granted under this or any other stock option plan of the Company. The fair market value of such shares shall be determined as provided in section 5. Until such person has been issued a certificate or certificates for the shares subject to such exercise, he shall possess no rights as a stockholder with respect to such shares.

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            8. Additional Restrictions.

            The Committee shall have full and complete authority to determine whether all or any part of the shares of common stock of the Company acquired upon exercise of any of the options granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options.

            9. Effect of Termination of Employment or Death.

            (a) In the event that an optionee shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than his gross and willful misconduct or his death or disability as set forth in section 9(c), such optionee shall have the right to exercise the option at any time within thirty
(30) days after such termination of employment to the extent of the full number of shares he was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

            (b) In the event that an optionee shall cease to be employed by the Company or its subsidiaries, if any, by reason of his gross and willful misconduct during the course of his employment, including but not limited to wrongful appropriation of funds of his employer or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.

            (c) If the optionee shall die while in the employ of the Company or a subsidiary, if any, or within three months after termination of employment for any reason other than gross and willful misconduct, or the optionee's employment is terminated because optionee has become disabled (within the meaning of Code section 22(e)(3)) while in the employ of the Company or a subsidiary, if any, and such optionee shall not have fully exercised the option, such option may be exercised at any time within ninety (90) days after his death or the date of such disability by the optionee or the personal representatives of the optionee, as applicable, or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares he was entitled to purchase under the option on the date of death (or termination of employment, if earlier) and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

            (d) Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his employment at any time.



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            10. Ten Percent Shareholder Rule.

            Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of section 424(d) of the Code) shares of common stock of the Company possessing more than ten percent (10% ) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (within the meaning of section 424(e) or 424(f) of the Code), if any, then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of section 422(c)(7) of the Code, the option price shall be not less than 110% of the fair market value of the common stock of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

            11. Non-Transferability.

            No option granted under the Plan shall be transferable by an optionee, otherwise than by will or the laws of descent or distribution as provided in section 9(c). During the lifetime of an optionee the option shall be exercisable only by such optionee.

            12. Dilution or Other Adjustments.

            If there shall be any change in the shares of the Company's common stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options, in order to prevent dilution or enlargement of option rights.

            13. Amendment or Discontinuance of Plan.

            The Board of Directors may amend or discontinue the Plan at any time. However, no amendment of the Plan shall, without stockholder approval: (i) increase the maximum number of shares under the Plan as provided in section 2,
(ii) decrease the minimum option price provided in section 5, (iii) extend the maximum option term under section 6, or (iv) materially modify the eligibility requirements for participation in the Plan. The Committee shall not alter or impair any option theretofore granted under the Plan without the consent of the holder of the option.

            14. Time of Granting.

            Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the stockholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option) shall constitute the granting of an option hereunder.

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            15. No Guaranty of Employment.

            Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate any employee's employment at any time.

            16. Effective Date and Termination of Plan.

            (a) The Plan was approved by the Board of Directors on February 24, 1993, and shall be approved by the shareholders of the Company within twelve
(12) months thereof.

            (b) Unless the Plan shall have been discontinued as provided in section 13, the Plan shall terminate February 23, 2003. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

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                                 FIRST AMENDMENT
                                       OF
                             LEARNING VENTURES, INC.
                             1993 STOCK OPTION PLAN

            THIS FIRST AMENDMENT is made as of February 18,1994.

            WHEREAS, the Board of Directors and Shareholders of Learning Ventures, Inc., a Minnesota corporation (the "Company"), approved and adopted the Learning Ventures, Inc. 1993 Stock Option Plan (the "Plan") as of February 24, 1993; and

            WHEREAS, pursuant to Section 13 of the Plan, the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder, the Board of Directors has the power and authority to amend the Plan as set forth herein, and the Board of Directors has determined that such amendment is in the best interests of the Company.

            NOW, THEREFORE, the Plan is hereby amended as follows:

      I. Reduction of Number of Shares. The maximum number of shares subject to the Plan shall be reduced to One Million Two Hundred Thousand (1,200,000) shares. Accordingly, Section 2 of the Plan is hereby amended to read in its entirety as follows:

            2. Stock Subject to the Plan.

            Subject to the provisions of section 12, the shares of stock to be subject to options under the Plan shall be shares of the Company's authorized common stock. Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to the adjustment as provided in section 12, the maximum number of shares on which options may be exercised under this Plan shall be One Million Two Hundred Thousand (1,200,000) shares. If an option under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options thereafter granted during the term of the Plan.

      II. Survival of Plan. Except as set forth above, the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, the Company has executed this Amendment as of the date set forth in the first paragraph.

                                       LEARNING VENTURES, INC.

                                       By  /s/ Stephen Shank
                                          -----------------------
                                          Its  President

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                   SECOND AMENDMENT OF LEARNING VENTURES, INC.
                             1993 STOCK OPTION PLAN

      This Second Amendment is made effective November 1, 1995.

      WHEREAS, the Board of Directors and Shareholders of Learning Ventures, Inc., a Minnesota corporation (the "Company" ), approved and adopted the Learning Ventures, Inc. 1993 Stock Option Plan (the "Plan" ) as of February 24, 1993, as amended February 18, 1994; and

      WHEREAS, pursuant to Section 13 of the Plan, the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder, the Board of Directors has the power and authority to amend the Plan as set forth herein, and the Board of Directors has determined that such amendment is in the best interests of the Company.

      NOW THEREFORE, the Plan is hereby amended as follows:

      1. Paragraph 7(c) - Exercise of Option is hereby amended by changing the words ". . at the discretion of the Committee.." to " ... at the discretion of the Employee...."

      2. Paragraph 9(a) - Effect of Termination of Employment or Death is hereby amended by changing the words "within thirty (30) days after such termination..." to "within sixty (60) after such termination...."

      IN WITNESS WHEREOF, the Company has executed this Second Amendment as of the effective date set forth in the first paragraph.

                                          LEARNING VENTURES, INC.

                                       By  /s/ Paul F. Clifford
                                          -----------------------
                                          Its  Secretary

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                                 THIRD AMENDMENT
                                       OF
                             LEARNING VENTURES, INC.
                             1993 STOCK OPTION PLAN

            This Third Amendment is made effective December 27, 1995.

      WHEREAS, the Board of Directors and Shareholders of Learning Ventures, Inc., a Minnesota corporation (the "Company"), approved and adopted the Learning Ventures, Inc. 1993 Stock Option Plan (the "Plan") as of February 24, 1993, as amended February 18, 1994 and November 1, 1995; and

      WHEREAS, pursuant to Section 13 of the plan, the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder, the Board of Directors has the power and authority to amend the Plan as set forth herein, and the Board of Directors has determined that such amendment is in the best interests of the Company.

         NOW THEREFORE, the Plan is hereby amended as follows:

      1. Paragraph 1 of the Plan is amended by changing the words "This Plan shall be known as the "Learning Ventures, Inc. 1993 Stock Option Plan" to "This Plan shall be known as the "Learning Ventures International, Inc. 1993 Stock Option Plan.""

      2. All references in the Plan to "Learning Ventures, Inc." are hereby amended and changed to "Learning Ventures International, Inc."

      IN WITNESS WHEREOF, the Company has executed this Third Amendment as of the effective date set forth in the first paragraph.

                                       LEARNING VENTURES, INC.

                                       By  /s/ Paul F. Clifford
                                          -----------------------
                                          Its  Secretary

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                                FOURTH AMENDMENT
                                       OF
                      LEARNING VENTURES INTERNATIONAL, INC.
                             1993 STOCK OPTION PLAN

      THIS FOURTH AMENDMENT is made as of September 29, 1997.

            WHEREAS, the Board of Directors and Shareholders of Learning Ventures International, Inc., a Minnesota corporation (the "Company"), approved and adopted the Learning Ventures International, Inc. 1993 Stock Option Plan as of February 24, 1993, as amended February 18, 1994, November 1, 1995 and December 27, 1995 (the "Plan"); and

            WHEREAS, the Board of Directors and Shareholders of the Company have approved the amendment of the Plan as set forth herein, and the Board of Directors has determined that such amendment is in the best interests of the Company.

            NOW, THEREFORE, the Plan is hereby amended as follows:

      I. Increase of Number of Shares. The maximum number of shares subject to the Plan shall be increased to 1,825,000 shares. Accordingly, Section 2 of the Plan is hereby amended to read in its entirety as follows:

            2. Stock Subject to the Plan.

            Subject to the provisions of section 12, the shares of stock to be subject to options under the Plan shall be shares of the Company's authorized common stock. Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to the adjustment as provided in section 12, the maximum number of shares on which options may be exercised under this Plan shall be One Million Eight Hundred Twenty-Five Thousand (1,825,000) shares. If an option under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options thereafter granted during the term of the Plan.

      II. Survival of Plan. Except as set forth above, the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Company has executed this Fourth Amendment as of the date set forth in the first paragraph.

                                           LEARNING VENTURES INTERNATIONAL, INC.

                                                   By  /s/ Stephen Shank
                                                      -----------------------
                                                      Its  President